UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56409	98-1350261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport

Miami, FL 33166

(Address of Principal Executive Office) (Zip Code)

(786) 751-8503

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 27, 2023, Global Crossing Airlines Group Inc. (the “Company”) and Global Crossing Airlines Inc. (“Global Subsidiary”), a wholly-owned subsidiary of the Company, became parties to promissory note (the “Note”) which evidences Global Subsidiary’s loan of up to US$5,000,000 (the “Loan”) from a third party lender. The Loan will provide working capital and additional liquidity to support the Company’s rapidly growing operations.

The terms of the Note include:

•	a maturity date of six months from the date of issuance (the “Maturity Date”) and the principal amount of the Note, together with any accrued and unpaid interest, will be payable on the Maturity Date;

•	the Note bears interest at the rate of 20% per annum, accruing monthly and payable on the Maturity Date;

•

the principal amount of the Note will be advanced in two tranches of US$2,500,000 each. The first tranche will be advanced within one business day and the second tranche will be advanced after the Company delivers a draw down notice, but subject to the lender receiving internal approval for the second tranche; and

•	the Note is unsecured, is not convertible and provides for no warrants.

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the Note, a copy of which is attached to this Current Report as Exhibit 10.1, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD

On January 30, 2022, the Company issued a press release announcing the Note. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Exhibits

Exhibit No.	Name

10.1	Promissory Note, dated January 27, 2023

99.1	Press release, dated January 30, 2023, announcing the Company’s US$5 million financing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date: February 1, 2023	By:	/s/ Edward J. Wegel
	Name:	Edward J. Wegel
	Title:	Chief Executive Officer